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                                                                    EXHIBIT 10.1



                                 FIRST AMENDMENT
                                       TO
                              HELEN OF TROY LIMITED
                   1998 STOCK OPTION AND RESTRICTED STOCK PLAN

         WHEREAS, the Board of Directors and the shareholders of Helen of Troy Limited, a Bermuda corporation (the "Company"), have heretofore approved and adopted the Helen of Troy Limited 1998 Stock Option and Restricted Stock Plan (the "Plan");

         NOW THEREFORE, effective as of the Effective Date (as defined below), the Plan is hereby amended as follows:

                  Section 5(a) of the Plan is hereby amended by deleting the words "3,000,000 shares" in Section 5(a) of the Plan and substituting in lieu therefor the words "6,000,000 shares."

         This First Amendment to Helen of Troy Limited 1998 Stock Option and Restricted Stock Plan is intended to be, and shall be deemed to be, effective as of August 28, 2001, the date on which the shareholders of the Company approved the hereinabove amendment to the Plan at the 2001 Annual Meeting of the Shareholders (the "Effective Date").